1996 ANNUAL REPORT


The Americas Income Trust - 1996 Annual Report



THE
AMERICAS
INCOME
TRUST

XUS


[LOGO]

CONTENTS

Average Annualized Total Returns . . . . . .2
Letter to Shareholders . . . . . . . . . . .4
Financial Statements and Notes . . . . . . .9
Investments in Securities. . . . . . . . . 21
Independent Auditors' Report . . . . . . . 25
Federal Tax Information. . . . . . . . . . 26
Shareholder Update . . . . . . . . . . . . 27
Directors and Officers . . . . . . . . . . 32
Glossary . . . . . . . . . . . . . . . . . 33

[LOGO]

THE AMERICAS INCOME TRUST
----------------------------------

PRIMARY INVESTMENTS
The fund invests primarily in debt securities of issuers located in the United States, Canada and Mexico (at least 65% of total assets). It may invest (up to 35%) in debt securities of issuers in other areas of the world, which may be denominated in the currencies of those countries. The fund may invest up to 35% of its assets in non-investment grade securities or unrated securities of comparable quality. Debt securities that the fund may invest in include: mortgage-related securities, including mortgage derivative securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady bonds and corporate debt securities; and U.S. and foreign government securities. Investments in securities issued by non-U.S. issuers involve risks not typically associated with investments in securities issued by U.S. issuers, such as currency exchange risk and the potential of political, economic and social instability.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

[PHOTO]

WILLIAM H. ELLIS
President
Piper Capital
Management
----------------


PRESIDENT'S LETTER
--------------------------------------------------------------------------------
December 16, 1996
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

     Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

     We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. Also, when calling our toll-free number, you now have the option to listen to our portfolio managers talk about their current investment strategies. Find out the many ways to reach us on the back page of this report.

     Take a close look at the annual report in your hand. It's simpler and more inviting, with a glossary of terms at the back to help you better understand commonly used financial terms. Whenever you see this symbol,*** it indicates a term that is defined in the glossary.

     You'll hear the word "team" more often when we talk about our portfolio managers. We've reorganized so managers interact more frequently, sharing their best ideas to improve the investment capabilities of Piper Capital.

     The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

     That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can. Thank you for your investment.

Sincerely,


/s/ William H. Ellis

William H. Ellis

*** This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary

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                1996 Annual Report   1     The Americas Income Trust

                        AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
Based on net asset value for the periods ended October 31, 1996.
--------------------------------------------------------------------------------


                                     [GRAPH]




PERFORMANCE
THE AMERICAS INCOME TRUST'S TOTAL RETURN FIGURES ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT THE FUND'S SALES CHARGE. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

AVERAGE ANNUALIZED TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE SIX-MONTH, ONE-YEAR AND SINCE INCEPTION PERIODS ENDED OCTOBER 31, 1996, WERE 12.20%, 17.32% AND -14.37%, RESPECTIVELY. THESE FIGURES ALSO INCLUDE REINVESTED DISTRIBUTIONS AND DO NOT REFLECT A SALES CHARGE.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER STABILITY OF INCOME NOR SAFETY OF PRINCIPAL IS GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


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                1996 Annual Report    2    The Americas Income Trust

--------------------------------------------------------------------------------

THE FUND'S BENCHMARKS
THE LIPPER WORLD INCOME FUNDS AVERAGE IS AN UNMANAGED INDEX THAT REPRESENTS THE AVERAGE TOTAL RETURN OF 14 DEVELOPED NATION CLOSED-END FUNDS THAT INVEST IN NON-U.S. DOLLAR AND U.S. DOLLAR DEBT INSTRUMENTS WITH UNSPECIFIED MATURITIES OR OTHER INCOME-PRODUCING SECURITIES AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

* IN PREVIOUS SHAREHOLDER REPORTS, THE LIPPER WORLD INCOME AVERAGE: EMERGING NATIONS BENCHMARK WAS INCLUDED. DURING THE SIX-MONTH PERIOD, THIS BENCHMARK WAS REPLACED WITH THE BLENDED BENCHMARK OF LEHMAN BROTHERS AGGREGATE BOND INDEX (60%), LEHMAN BROTHERS EMERGING AMERICAS INDEX (30% ) AND SALOMON BROTHERS CANADA ONLY INDEX (10%). MANAGEMENT BELIEVES THAT THE BLENDED BENCHMARK MORE PROPERLY REFLECTS THE OBJECTIVES OF THE FUND. THE LIPPER WORLD INCOME AVERAGE:
EMERGING NATIONS RETURNS FOR THE SIX-MONTH, ONE-YEAR AND SINCE INCEPTION PERIODS WERE 20.80%, 47.73% AND 10.99%.

THE LEHMAN BROTHERS EMERGING AMERICAS INDEX IS AN UNMANAGED INDEX THAT INCLUDES ALL U.S. DOLLAR-DENOMINATED SECURITIES FROM ISSUERS IN ARGENTINA, BRAZIL, MEXICO AND VENEZUELA. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX THAT INCLUDES ALL FIXED RATE DEBT ISSUES WITH AT LEAST ONE YEAR TO MATURITY THAT ARE RATED INVESTMENT GRADE OR HIGHER BY A NATIONALLY RECOGNIZED RATINGS SERVICE. THE SALOMON BROTHERS CANADA ONLY INDEX IS AN UNMANAGED INDEX THAT INCLUDES ALL CANADIAN DOLLAR-DENOMINATED GOVERNMENT BONDS WITH MORE THAN ONE YEAR TO MATURITY. THE INDEXES HAD INDIVIDUAL SIX-MONTH RETURNS OF 5.30%, 11.80% AND 13.32%, AND ONE-YEAR RETURNS OF 5.85%, 35.26% AND 15.60%, RESPECTIVELY.
THE BENCHMARK FIGURES ASSUME REINVESTED DISTRIBUTIONS AND DO NOT INCLUDE SALES CHARGES. THEY DO NOT REFLECT EXPENSES OR TRANSACTION COSTS. THE SINCE INCEPTION NUMBERS ARE CALCULATED FROM THE MONTH END CLOSEST TO THE FUND'S INCEPTION THROUGH OCTOBER 31, 1996.

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                1996 Annual Report    3    The Americas Income Trust

[PHOTO]

PETER WILBY, CFA, CPA,
has primary
responsibility for the
management of The
Americas Income
Trust. He is a
managing director at
Salomon Brothers Inc.
and has 13 years of
financial experience.
----------------------


THE AMERICAS INCOME TRUST
--------------------------------------------------------------------------------
December 16, 1996
-------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED OCTOBER 31, 1996, THE NET ASSET VALUE (NAV) TOTAL RETURN FOR THE AMERICAS INCOME TRUST WAS 12.94%,* A FAVORABLE RETURN COMPARED TO THE FUND'S BENCHMARKS. The Lipper World Income Funds Average:
Developed Nations returned 11.39% over the same time period; and the blended benchmark comprised of the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Emerging Americas Index and the Salomon Brothers Canada Only Index returned 8.04%. The fund's strong relative performance during the six-month period was largely due to key asset allocation decisions that proved successful, which we will explain in greater detail in this letter. While the fund performed well during the last six months, it underperformed its Lipper benchmark for the year. For the one-year period ended October 31, its NAV total return was 15.78%,* compared to a Lipper return of 19.03%, and a blended index return of 15.27%

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION BY COUNTRY
-------------------------------------------------------------------------------
As a percentage of total assets on October 31, 1996.




                                      [PIE]


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                1996 Annual Report    4    The Americas Income Trust

--------------------------------------------------------------------------------

for the same period. The fund's benchmarks benefited from strong returns in the non-investment grade *** (high yield) sector of the foreign markets; however, the fund's guidelines limited it to a 10% position in this market sector during the first half of its fiscal year.

AT THE END OF THE PERIOD, THE COMPOSITION OF THE FUND LOOKED SIGNIFICANTLY DIFFERENT THAN IT DID AT THE BEGINNING. This was due to a major change that took place within the fund. In May, Salomon Brothers Asset Management was named subadviser of the fund, and the prospectus guidelines were modified so we could invest up to 35% of the fund's assets in non-investment grade securities or unrated*** securities (up from a previous limit of 10% in non-investment grade and 20% in unrated). We also made a decision to take advantage of an existing investment policy that allows the investment of up to 35% of assets in countries outside the United States, Canada and Mexico. Before May, the fund allocated virtually all of its assets to securities in these three countries. Both changes enable the fund to take advantage of the improving credit of emerging market*** debt.

OUR DECISION TO INCREASE THE FUND'S INVESTMENT IN DOLLAR-DENOMINATED BRADY BONDS AND REDUCE ITS EXPOSURE TO PESO-DENOMINATED MEXICAN

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY CURRENCY
--------------------------------------------------------------------------------
As a percentage of total investments on October 31, 1996.



                                      [PIE]

*** This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary


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                1996 Annual Report    5    The Americas Income Trust

--------------------------------------------------------------------------------

SECURITIES PROVED TO BE A PROFITABLE INVESTMENT STRATEGY. Brady bonds are securities that are issued in connection with the restructuring of debt incurred by emerging market countries. At the start of the period, yields on Brady bonds were approximately 7.5 to 8% higher than those of U.S. Treasuries of comparable maturities. Historically, the yield spreads have been as narrow as 4%. We believed the additional yield from Brady bonds more than offset the risk associated with them. This decision proved correct, as the value of Brady bonds rose higher, compared to U.S. Treasuries. Late in the period, we took profits in some of our Mexican Brady bonds. We used the proceeds to repurchase attractively priced, peso-denominated Mexican securities that had cheapened relative to the Brady market.

THE FUND'S 22% ALLOCATION IN CENTRAL AND SOUTH AMERICA HAD A POSITIVE EFFECT ON PERFORMANCE. In particular, we realized capital appreciation from our positions in Panama, Venezuela and Argentina. The reason these securities fared well is that institutional investors, such as U.S. pension funds and insurance companies, increased their allocation to them as their fundamental credit worthiness improved. Investors were encouraged by the sound fiscal policies of these countries and the

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY RATING
-------------------------------------------------------------------------------
As a percentage of total investments on October 31, 1996.


                                      [PIE]

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                1996 Annual Report    6    The Americas Income Trust

--------------------------------------------------------------------------------
relatively high yields available. It should be noted that Argentina's financial markets experienced short-term volatility following the unexpected resignation of Domingo Cavallo, the country's finance minister, who is widely regarded as the chief architect of Argentina's economic recovery. However, this volatility quickly subsided when investors realized that the reforms instituted by Mr. Cavallo are expected to remain in place long term.

ADDITIONALLY, OUR POSITION IN CANADIAN BONDS HELPED OUR INVESTMENT RESULTS. In Canada, bond prices advanced as the Bank of Canada reduced short-term interest rates to stimulate economic growth. In addition, the provincial government's apparent commitment to spend less on expensive social programs also proved positive for bonds. The environment for Canadian bonds remains good. While the reduction of interest rates has helped improve economic conditions, inflation, now hovering around 1.5%, is well under control. Moreover, the employment picture remains generally subdued. This should bode well for Canadian debt prices going forward.

AT THE END OF THE PERIOD, THE FUND'S INVESTMENTS WERE SPREAD AMONG NUMEROUS SECTORS. We had approximately 28% of the fund's total assets in non-U.S. investment grade*** bonds (20% in Canada, 5% in Mexico and 3% in Poland), 26% in non-investment grade emerging market securities (5% in Argentina, 5% in Brazil, 3% in Ecuador, 2% in Mexico, 4% in Panama, 3% in Russia and 4% in Venezuela), 36% in U.S. investment grade securities, 2% in U.S. non-investment grade bonds and 2% in Canadian non-investment grade bonds. The fund had an average effective duration*** of 4.6 years.


OUR OUTLOOK FOR U.S. INTEREST RATES, A SIGNIFICANT FACTOR IN THE PERFORMANCE OF MANY BOND MARKETS AROUND THE WORLD, IS NEUTRAL. Recent U.S. economic reports paint a mixed picture, which should keep interest rates trading in a relatively narrow range. The global economy appears to be showing signs of strength, particularly in emerging markets. However, since these countries are increasingly becoming exporters of supplies and labor, we expect prices (and, therefore, inflationary pressures) to remain subdued.

WE ARE OPTIMISTIC THAT THE FIXED INCOME SECTORS REPRESENTED IN THE FUND WILL FARE WELL IN THE MONTHS AHEAD. Although many of the high-yield

*** This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary

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                1996 Annual Report    7    The Americas Income Trust

--------------------------------------------------------------------------------

bonds of emerging countries have had a solid run-up in value, their spreads compared to U.S. Treasuries of comparable maturities remain attractive on a historical basis. At the end of the period, the spreads between many of these securities and U.S. Treasuries was still approximately 6%. As noted earlier, spreads have been as narrow as 4% in the past.

IN THE MONTHS AHEAD, WE WILL CONTINUE TO INVEST IN EMERGING MARKET DEBT OF COUNTRIES WHOSE ECONOMIES ARE, IN OUR JUDGMENT, FUNDAMENTALLY SOUND. Although bonds issued by emerging market countries carry more risk than those issued by countries with mature markets, we believe the significant yield advantage still outweighs the risk. Moreover, we believe emerging market countries may see their economies grow at twice the rate of the U.S. economy in the next few years.

BEGINNING WITH THE NOVEMBER DISTRIBUTION, THE FUND'S MONTHLY DISTRIBUTIONS BEGAN TO BE CLASSIFIED AS TAXABLE ORDINARY INCOME DIVIDENDS, AS OPPOSED TO RETURNS OF CAPITAL. Given the current portfolio composition, it is likely that fiscal 1997 distributions will continue to be classified as income. However, because of accounting practices, foreign currency losses can result in distributions being classified as a return of capital, and such losses are always a possibility for the fund. For you as an investor, a return of capital means the distribution is not reported as taxable income, but reduces your cost basis in the fund. Therefore, while it defers taxes on your earnings now, it will likely affect the capital gain or loss calculation when you sell shares. Your tax adviser can provide more information.

Thank you for your investment in The Americas Income Trust. We remain committed to providing you with quality service and look forward to helping you achieve your financial goals.

Sincerely,


/s/ Peter Wilby

Peter Wilby
Managing Director, Portfolio Manager
Salomon Brothers Asset Management

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                1996 Annual Report    8    The Americas Income Trust

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  October 31, 1996
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $2,331,000) .........     $69,571,085
Receivable for investment securities sold ..................         881,250
Accrued interest receivable ................................         745,422
                                                              -----------------
  Total assets .............................................      71,197,757
                                                              -----------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................      14,852,792
Payable for investment securities purchased ................         382,778
Bank overdraft .............................................         855,927
Accrued investment management fee ..........................          23,150
Accrued administrative fee .................................           9,260
Other accrued expenses .....................................          10,705
                                                              -----------------
  Total liabilities ........................................      16,134,612
                                                              -----------------
Net assets applicable to outstanding capital stock .........     $55,063,145
                                                              -----------------
                                                              -----------------

REPRESENTED BY:
Capital stock - authorized 2 billion shares of $0.01 par
  value; outstanding, 6,251,305 shares .....................     $    62,513
Additional paid-in capital .................................      72,403,100
Accumulated net realized loss on investments and foreign
  currency transactions ....................................     (20,124,855)
Unrealized appreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...............................................       2,722,387
                                                              -----------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................     $55,063,145
                                                              -----------------
                                                              -----------------

Net asset value per share of outstanding capital stock .....     $      8.81
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $66,853,937
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                1996 Annual Report  9  The Americas Income Trust

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1996
 ..................................................................

INCOME:
Interest ...................................................     $ 4,225,678
Fee income (note 2) ........................................         141,639
                                                              -----------------

  Total investment income ..................................       4,367,317
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         257,197
Administrative fee .........................................         102,879
Transfer agent and dividend disbursing agent fees ..........          27,280
Custodian and accounting fees ..............................          85,289
Reports to shareholders ....................................          64,177
Directors' fees ............................................          11,472
Audit and legal fees .......................................          68,040
Other expenses .............................................          36,238
                                                              -----------------
  Total expenses ...........................................         652,572
Less expenses paid indirectly ..............................          (2,241)
                                                              -----------------

  Total net expenses .......................................         650,331
                                                              -----------------

  Net investment income ....................................       3,716,986
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized loss on:
Investments (note 4) .......................................     (11,740,709)
Foreign currency transactions ..............................         (52,758)
Closed futures contracts ...................................         (32,850)
                                                              -----------------

  Net realized loss ........................................     (11,826,317)
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............      15,714,600
                                                              -----------------

  Net gain on investments and foreign currency .............       3,888,283
                                                              -----------------

  Net increase in net assets resulting from operations .....     $ 7,605,269
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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               1996 Annual Report  10  The Americas Income Trust

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                  10/31/96            10/31/95
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 3,716,986         $ 5,047,323
Net realized loss on investments and foreign currency
  transactions .............................................     (11,826,317)        (18,226,930)
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............      15,714,600           5,519,734
                                                              -----------------   -----------------

  Net increase (decrease) in net assets resulting from
    operations .............................................       7,605,269          (7,659,873)
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Tax return of capital ......................................      (3,942,505)         (5,613,033)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
Payments for retirement of 51,000 and 129,300 shares,
  respectively (note 6) ....................................        (351,813)           (948,203)
                                                              -----------------   -----------------
  Total increase (decrease) in net assets ..................       3,310,951         (14,221,109)

Net assets at beginning of year ............................     $51,752,194         $65,973,303
                                                              -----------------   -----------------

Net assets at end of year ..................................     $55,063,145         $51,752,194
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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               1996 Annual Report  11  The Americas Income Trust

        Notes to Financial Statements
----------------------------------------

(1) ORGANIZATION
 ................................................................................
               The Americas Income Trust Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund primarily invests in debt securities that are issued by issuers located in the United States, Canada and Mexico and denominated in the currencies of those countries. Debt securities that the fund may invest in include: mortgage-related securities, including mortgage derivative securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady bonds and corporate debt securities, and U.S. and foreign government securities. Fund shares are listed on the New York Stock Exchange under the symbol XUS.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                  INVESTMENTS IN SECURITIES
               The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

               Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the fund's management determines for any other reason that valuations provided by the pricing service or market quotations from dealers are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between

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               1996 Annual Report  12  The Americas Income Trust

---------------------------------------------------------------------
               the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from independent dealers that make markets in the securities. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                  FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
               Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts relating to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain
               (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

               The fund also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                  OPTIONS TRANSACTIONS
               For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities, and write cash-secured puts. The risk in writing a call option is that the

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               1996 Annual Report  13  The Americas Income Trust

---------------------------------------------------------------------
               fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

               The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                  FUTURES TRANSACTIONS
               In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                  INTEREST RATE TRANSACTIONS
               To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive

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               1996 Annual Report  14  The Americas Income Trust

---------------------------------------------------------------------
               interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

               If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist or that the other party to the transaction may not perform.

               For interest rate swaps, caps and floors, the fund accrues weekly, as an increase or decrease to interest income, the current net amount due to or owed by the fund. Interest rate swaps, caps and floors are valued from prices quoted by independent brokers. These valuations represent the present value of all future cash settlement amounts based on implied forward interest rates.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset

---------------------------------------------------------------------

               1996 Annual Report  15  The Americas Income Trust

---------------------------------------------------------------------
               value if the fund makes such purchases while remaining substantially fully invested. As of October 31, 1996, the fund had entered into outstanding when-issued or forward commitments of $14,852,792.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended October 31, 1996, such fees earned by the fund amounted to $141,639.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the fund will distribute substantially all of its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend

---------------------------------------------------------------------

               1996 Annual Report  16  The Americas Income Trust

---------------------------------------------------------------------
               distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

               On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income by $3,716,986, decrease accumulated net realized loss on investments by $6,295,401 and decrease additional paid-in-capital by $2,578,415.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all

---------------------------------------------------------------------

               1996 Annual Report  17  The Americas Income Trust

---------------------------------------------------------------------
               agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................................................................
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               Effective May 22, 1996, Salomon Brothers Asset Management Inc.
               (SBAM) became the subadviser to the fund. SBAM performs the fund's day-to-day portfolio management duties, while Piper Capital Management, as the fund's adviser, remains responsible for the oversight of the fund's portfolio strategy. For their services, Piper Capital Management pays SBAM a fee in an amount equal to an annualized rate of 0.375% of the fund's average weekly net assets. Prior to the appointment of SBAM, Piper Capital Management performed the day-to-day portfolio management duties.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

---------------------------------------------------------------------

               1996 Annual Report  18  The Americas Income Trust

---------------------------------------------------------------------

               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended October 31, 1996 aggregated $74,285,330 and $56,303,246, respectively. During the year ended October 31, 1996, no brokerage commissions were paid to Piper Jaffray Inc., or Salomon Brothers, both of which are affiliated brokers.

(5) CAPITAL LOSS CARRYOVER
 ................................................................................
               For federal income tax purposes, the fund had capital loss carryovers of $20,025,238 as of October 31, 1996, which, if not offset by subsequent capital gains, will expire in 2002 through 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) RETIREMENT OF FUND SHARES
 ................................................................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the program, the fund had cumulatively repurchased and retired
               190,300 shares as of February 6, 1996, which represents 3.0% of the shares originally issued.

---------------------------------------------------------------------

               1996 Annual Report  19  The Americas Income Trust

---------------------------------------------------------------------

(7) FINANCIAL HIGHLIGHTS
 ................................................................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                  Year         Year         Period
                                                  Ended        Ended         Ended
                                                 10/31/96(j) 10/31/95      10/31/94(g)
                                                 -------     ---------     ---------
PER-SHARE DATA
Net asset value, beginning of period ........    $ 8.21      $  10.26      $  14.04
                                                 -------     ---------     ---------
Operations:
  Net investment income (loss) ..............      0.59(h)       0.79(h)       0.92
  Net realized and unrealized gains (losses)
    on investments .                               0.64         (1.96)        (3.85)
                                                 -------     ---------     ---------
    Total from operations ...................      1.23         (1.17)        (2.93)
                                                 -------     ---------     ---------
Distributions to shareholders:
  From net investment income ................        --            --         (0.73)
  Tax return of capital .....................     (0.63)        (0.88)        (0.12)
                                                 -------     ---------     ---------
    Total distributions to shareholders .....     (0.63)        (0.88)        (0.85)
                                                 -------     ---------     ---------
Net asset value, end of period ..............    $ 8.81      $   8.21      $  10.26
                                                 -------     ---------     ---------
                                                 -------     ---------     ---------
Market value, end of period .................    $ 7.38      $   6.88      $   9.75
                                                 -------     ---------     ---------
                                                 -------     ---------     ---------
SELECTED INFORMATION
Total return, net asset value (a) ...........     15.78%       (10.96%)      (20.98%)
Total return, market value (b) ..............     17.32%       (20.90%)      (29.98%)
Net assets at end of period (in millions) ...    $   55      $     52      $     66
Ratio of expenses to average weekly net
  assets (c)(d) .............................      1.27%         1.21%         0.93%(i)
Ratio of net investment income to average
  weekly net assets                                7.23%         9.60%        10.82%(i)
Portfolio turnover rate (excluding short-term
  securities) ...............................       104%           61%           62%
Amount of borrowings outstanding at end of
  period (in millions) (e) ..................    $   --      $     --      $     15
Per-share amount of borrowings outstanding at
  end of period                                  $   --      $     --      $   2.33
Per-share amount of net assets, excluding
  borrowings, at end of period ..............    $   --      $     --      $  12.59
Asset coverage ratio (f) ....................        --            --           540%

(A) BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(D) THE RATIO OF EXPENSES TO AVERAGE WEEKLY NET ASSETS EXCLUDES INTEREST EXPENSE THAT HAS BEEN PRESENTED NET OF THE RELATED INTEREST INCOME IN THE FINANCIAL STATEMENTS. IF THE INTEREST EXPENSE HAD BEEN INCLUDED IN TOTAL EXPENSES, THE RATIO OF EXPENSES TO AVERAGE WEEKLY NET ASSETS WOULD HAVE BEEN 1.60% IN FISCAL 1994.
(E) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(F) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(G)  COMMENCEMENT OF OPERATIONS WAS JANUARY 28, 1994.
(H)  BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE
     PERIOD.
(I)  ADJUSTED TO AN ANNUAL BASIS.
(J) EFFECTIVE MAY 22, 1996, SALOMON BROTHERS ASSET MANAGEMENT INC. BECAME THE SUBADVISER TO THE FUND.

---------------------------------------------------------------------

               1996 Annual Report  20  The Americas Income Trust

Investments in Securities
---------------------------------------------------------------------

THE AMERICAS INCOME TRUST                                   October 31, 1996
 ....................................................................................

                                                    Principal               Market
Description of Security (a)                        Amount (b)             Value (c)
-------------------------------------------------  -----------           ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

UNITED STATES (53.0%):
  CORPORATE SECURITIES (6.2%):
    General Motors, 8.80%, 3/1/21 ...............  $ 1,000,000(k(1))     $  1,154,929
    Hollinger International Publishing, 9.25%,
      2/1/06 ....................................    1,250,000(k(3))        1,214,063
    Royal Caribbean, 8.13%, 7/28/04 .............    1,000,000(k(1))        1,058,240
                                                                         ------------
                                                                            3,427,232
                                                                         ------------

  GOVERNMENT SECURITIES (18.5%) (K(1)):
    U.S. Treasury Bond, 7.25%, 5/15/16 ..........    2,000,000              2,116,320
    U.S. Treasury Note, 5.88%, 2/15/04 ..........    2,000,000              1,956,340
    U.S. Treasury Note, 5.88%, 3/31/99 ..........    2,000,000              2,003,240
    U.S. Treasury Note, 6.75%, 4/30/00 ..........    4,000,000              4,096,760
                                                                         ------------
                                                                           10,172,660
                                                                         ------------

  MORTGAGE-BACKED SECURITIES (24.1%) (K(1)):
    FNMA, 8.00%, 1/1/21 .........................   13,000,000(i)          13,267,930
                                                                         ------------

  SHORT-TERM SECURITIES (4.2%):
    Repurchase agreement with State Street,
      acquired on 10/31/96, interest of $361,
      5.58%, 11/1/96 ............................    2,331,000(j)           2,331,000
                                                                         ------------

      Total United States
        (cost: $29,041,513)  ....................                          29,198,822
                                                                         ------------
CANADA (28.0%):
  CORPORATE SECURITIES (2.8%):
    Rogers Cablesystems, 10.00%, 3/15/05 ........    1,500,000(k(3))        1,545,000
                                                                         ------------

  GOVERNMENT SECURITIES (15.7%) (K(1)):
    Canadian Government (Canadian Dollar), 9.75%,
      5/1/00 ....................................    2,900,000              2,486,333
    Canadian Government (Canadian Dollar), 8.00%,
      6/1/23 ....................................    3,000,000              2,491,880
    Canadian Government (Canadian Dollar), 8.75%,
      12/1/05 ...................................    2,850,000              2,477,511
    Canadian Government Residual (Canadian
      Dollar), 7.17%, 10/1/08 ...................    3,700,000(f)           1,205,846
                                                                         ------------
                                                                            8,661,570
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1996 Annual Report  21  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                    Principal               Market
Description of Security (a)                        Amount (b)             Value (c)
-------------------------------------------------  -----------           ------------
  MORTGAGE-BACKED SECURITIES (9.5%) (K(1)):
    First Heritage (Canadian Dollar), 6.63%,
      12/1/98 ...................................    1,442,202           $  1,108,020
    Firstline Trust (Canadian Dollar), 8.00%,
      8/1/18 ....................................    1,481,499              1,166,970
    Firstline Trust (Canadian Dollar), 7.25%,
      11/1/00 ...................................    3,795,365              2,958,420
                                                                         ------------
                                                                            5,233,410
                                                                         ------------

      Total Canada
        (cost: $14,542,405)  ....................                          15,439,980
                                                                         ------------
MEXICO (9.2%):
  GOVERNMENT SECURITIES (1.0%):
    Mexican Par Bond, 6.25%, 12/31/19 ...........      750,000(k(3))          527,813
                                                                         ------------

  SHORT-TERM SECURITIES (8.2%):
    Mexican Cetes (Mexican Peso), 29.05%,
      9/4/97 ....................................   39,085,970(f)(k(2))     3,919,977
    Mexican Structured Note, 9.53%, 11/27/96 ....      500,000(g)(k(6))       613,125
                                                                         ------------
                                                                            4,533,102
                                                                         ------------

      Total Mexico
        (cost: $5,139,019)  .....................                           5,060,915
                                                                         ------------
ARGENTINA (6.2%):
  GOVERNMENT SECURITIES:
    Argentina FRB, 6.63%, 3/31/05
      (cost: $3,303,264) ........................    4,165,000(d)(k(3))     3,436,125
                                                                         ------------
BRAZIL (6.2%):
  GOVERNMENT SECURITIES:
    Brazil Capitalization Bond, 8.00%, 4/15/14
      (cost: $3,120,934) ........................    4,956,175(e)(k(4))     3,419,761
                                                                         ------------
ECUADOR (4.7%):
  GOVERNMENT SECURITIES:
    Ecuador PDI, 6.50%, 2/28/15
      (cost: $2,246,324) ........................    4,757,904(d)(e)(k(6))    2,640,637
                                                                         ------------
PANAMA (5.3%):
  GOVERNMENT SECURITIES:
    Panama FLIRB, 3.50%, 7/17/14
      (cost: $2,973,283) ........................    4,500,000(h)(k(6))     2,934,844
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1996 Annual Report  22  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                    Principal               Market
Description of Security (a)                        Amount (b)             Value (c)
-------------------------------------------------  -----------           ------------
POLAND (3.9%):
  GOVERNMENT SECURITIES:
    Poland Discount Bond, 6.50%, 10/27/24
      (cost: $2,093,170) ........................  $ 2,250,000(d)(k(1))  $  2,157,188
                                                                         ------------
RUSSIA (3.6%):
  GOVERNMENT SECURITIES:
    Russian When Issued, 12/29/49
      (cost: $1,631,250) ........................    3,000,000(d)(i)(k(6))    1,982,813
                                                                         ------------
VENEZUELA (5.9%):
  GOVERNMENT SECURITIES:
    Venezuela DCB, 6.63%, 12/18/07
      (cost: $2,762,775) ........................    4,000,000(d)(k(5))     3,300,000
                                                                         ------------

      Total Investments in Securities
        (cost: $66,853,937)(l)  .................                        $ 69,571,085
                                                                         ------------
                                                                         ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         BRADY BOND - U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT DEBT ISSUED TO
          PAY FOR DELINQUENT PRINCIPAL AND/OR INTEREST PAYMENTS ON BANK LOANS. ALL OR A PORTION OF PRINCIPAL AND/OR INTEREST PAYMENTS MAY BE COLLATERALIZED BY U.S. TREASURIES.
         PDI - PAST DUE INTEREST BOND - TYPE OF BRADY BOND WHICH IS ISSUED TO
          PAY FOR PAST DUE INTEREST ON BANK LOANS.
         FRB - FLOATING RATE BOND - TYPE OF PDI THAT HAS A COUPON RATE WHICH
          INCREASES (DECREASES) IN LINE WITH AN INCREASE (DECREASE) IN A FINANCIAL INDEX SUCH AS LIBOR.
         PAR BOND - TYPE OF BRADY BOND WHICH IS ISSUED AT THE PAR VALUE OF THE
          BANK LOAN.
         FLIRB - FRONT-LOADED INTEREST REDUCTION BOND - TYPE OF BRADY BOND FOR
          WHICH COUPON RATES ARE FIXED AT AN INCREMENTALLY INCREASING RATE FOR A SET PERIOD OF TIME AFTER WHICH THE COUPON RATE INCREASES (DECREASES) IN LINE WITH AND INCREASE (DECREASE) IN A FINANCIAL INDEX SUCH AS LIBOR.
         DISCOUNT BOND - TYPE OF BRADY BOND WHICH IS ISSUED AT A DISCOUNT TO THE
          PAR VALUE OF THE BANK LOAN.
         DCB - DEBT CONVERSION BOND - TYPE OF FLOATING RATE BRADY BOND.
(B) SECURITIES ARE DENOMINATED IN AND PRINCIPAL AMOUNTS ARE STATED IN U.S. DOLLARS EXCEPT FOR THOSE DENOTED OTHERWISE.
(C) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(D) VARIABLE RATE BOND. INTEREST RATE INCREASES (DECREASES) WITH AN INCREASE (DECREASE) IN LIBOR. INTEREST RATE DISCLOSED IS THE RATE IN EFFECT ON OCTOBER 31, 1996.
(E) A PORTION OF THE COUPON INTEREST ON THIS BOND IS ADDED TO PRINCIPAL AND A PORTION IS RECEIVED IN CASH.
(F) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.

---------------------------------------------------------------------

               1996 Annual Report  23  The Americas Income Trust

---------------------------------------------------------------------

(G)  ZERO-COUPON INVESTMENT. REDEMPTION VALUE LINKED TO THE GREATER OF THE ONE
     YEAR LIBOR RATE ON DECEMBER 1, 1995 OR CETES INDEXING FORMULA. THIS FORMULA
     FACTORS IN THE 28 DAY CETES RATE AND THE CHANGE IN MEXICAN PESO/U.S. DOLLAR
     EXCHANGE RATE BETWEEN DECEMBER 1, 1995, AND NOVEMBER 25, 1996. RATE SHOWN
     IS THE ACTUAL YIELD ON THE REDEMPTION DATE.
(H)  VARIABLE RATE BOND. COUPON RATE ON THIS SECURITY INCREASES ANNUALLY IN
     0.25% INCREMENTS FROM 3.50% IN 1996 TO 5.00% IN 2002, THEREAFTER RATE
     INCREASES (DECREASES) WITH AN INCREASE (DECREASE) IN LIBOR.
(I)  ON OCTOBER 31, 1996, THE TOTAL COST OF INVESTMENTS PURCHASED ON A
     WHEN-ISSUED BASIS WAS $14,852,792.
(J)  REPURCHASE AGREEMENT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY
     SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF
     THE REPURCHASE AGREEMENT.
(K)  THE STANDARD & POOR'S (S&P) AND MOODY'S INVESTORS SERVICE INC. (MOODY'S)
     RATINGS ARE A CURRENT ASSESSMENT OF THE CREDITWORTHINESS OF AN ISSUER WITH
     RESPECT TO A SPECIFIC OBLIGATION.
         (K(1)) RATED INVESTMENT GRADE BY S&P. INVESTMENT GRADE BONDS ARE BONDS
          WITH A RATING OF BBB OR GREATER. BONDS RATED BBB ARE REGARDED AS
          HAVING AN ADEQUATE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
          ADVERSE ECONOMIC CONDITIONS OR CHANGING CIRCUMSTANCES ARE MORE LIKELY
          TO LEAD TO A WEAKENED CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL FOR
          DEBT IN THIS CATEGORY THAN FOR DEBT IN HIGHER-RATED CATEGORIES.
         (K(2)) COMMERCIAL PAPER RATING OF 'A2' BY S&P - CAPACITY FOR TIMELY
          PAYMENTS ON ISSUES WITH THIS DESIGNATION IS STRONG. COMMERCIAL PAPER
          WITH THIS RATING IS CONSIDERED INVESTMENT GRADE.
         (K(3)) RATED 'BB' BY S&P - LESS NEAR-TERM VULNERABILITY TO DEFAULT THAN
          OTHER SPECULATIVE ISSUES. HOWEVER, IT FACES MAJOR ONGOING
          UNCERTAINTIES OR EXPOSURE TO ADVERSE BUSINESS, FINANCIAL, OR ECONOMIC
          CONDITIONS WHICH COULD LEAD TO INADEQUATE CAPACITY TO MEET TIMELY
          INTEREST PAYMENTS AND PRINCIPAL REPAYMENTS.
         (K(4)) RATED 'B' BY S&P - A GREATER VULNERABILITY TO DEFAULT BUT
          CURRENTLY HAS THE CAPACITY TO MEET INTEREST PAYMENTS AND PRINCIPAL
          REPAYMENTS. ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WILL
          LIKELY IMPAIR CAPACITY OR WILLINGNESS TO PAY INTEREST AND REPAY
          PRINCIPAL.
         (K(5)) RATED 'BA2' BY MOODY'S - BONDS WITH THIS RATING ARE EQUIVALENT
          TO THOSE RATED 'BB' BY S&P AND THEREFORE NOT INVESTMENT GRADE.
         (K(6)) NOT RATED BY EITHER S&P OR MOODY'S.
(L)  ON OCTOBER 31, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $66,953,554. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,942,332
      GROSS UNREALIZED DEPRECIATION ......      (324,801)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,617,531
                                            ------------
                                            ------------

---------------------------------------------------------------------

               1996 Annual Report  24  The Americas Income Trust

Independent Auditors' Report
----------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE AMERICAS INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of The Americas Income Trust as of October 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights presented in note 7 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Americas Income Trust as of October 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights presented in note 7 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 13, 1996

---------------------------------------------------------------------

               1996 Annual Report  25  The Americas Income Trust

        Federal Income Tax Information
----------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

               Distributions shown below are considered returns of capital for tax purposes.

PAYABLE DATE                                      AMOUNT
---------------------------------------------    --------
November 22, 1995 ...........................    $ 0.0525
December 27, 1995 ...........................      0.0525
January 11, 1996 ............................      0.0525
February 21, 1996 ...........................      0.0525
March 27, 1996 ..............................      0.0525
April 24, 1996 ..............................      0.0525
May 29, 1996 ................................      0.0525
June 26, 1996 ...............................      0.0525
July 24, 1996 ...............................      0.0525
August 28, 1996 .............................      0.0525
September 25, 1996 ..........................      0.0525
October 23, 1996 ............................      0.0525
                                                 --------
    Total ...................................    $ 0.6300
                                                 --------
                                                 --------

---------------------------------------------------------------------

               1996 Annual Report  26  The Americas Income Trust

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on May 9, 1996. At the meeting, shareholders elected the Board of Directors and ratified the selection of KPMG Peat Marwick LLP as the independent public accountants of the fund for the fiscal year ended Oct. 31, 1996. The annual meeting was adjourned until May 14, 1996, at which time shareholders approved the Investment Advisory Agreement between the fund and Piper Capital Management Inc. and the Sub-advisory agreement between Salomon Brothers Asset Management Inc and Piper Capital Management Inc. The voting results of these matters, including number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                   1. The fund's shareholders elected the following six directors:

                                                                 SHARES
                                                   SHARES       WITHHOLDING
                                                   VOTED        AUTHORITY
                                                   "FOR"        TO  VOTE
                                                 ----------     --------
David T. Bennett ............................    4,745,242      193,295
Jaye F. Dyer ................................    4,746,249      192,288
William H. Ellis ............................    4,742,249      196,288
Karol D. Emmerich ...........................    4,746,015      192,522
Luella G. Goldberg ..........................    4,746,149      192,388
George Latimer ..............................    4,745,576      192,961

                   2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending Oct. 31, 1996. The following votes were cast regarding this matter:

               SHARES
  SHARES        VOTED                    BROKER
VOTED "FOR"   "AGAINST"   ABSTENTIONS   NON-VOTES
-----------   ---------   -----------   ---------
4,770,057      52,427        116,054        --

---------------------------------------------------------------------

               1996 Annual Report  27  The Americas Income Trust

---------------------------------------------------------------------

                   3. The fund's shareholders approved the Investment Advisory Agreement between the fund and Piper Capital Management as adviser to the fund. The following votes were cast regarding this matter:

               SHARES
  SHARES        VOTED                    BROKER
VOTED "FOR"   "AGAINST"   ABSTENTIONS   NON-VOTES
-----------   ---------   -----------   ---------
2,880,811     153,421        164,470    1,739,836

                   4. The fund's shareholders approved the Sub-advisory Agreement between Salomon Brothers Asset Management Inc as subadviser to the fund and Piper Capital Management as adviser to the fund. The following votes were cast regarding this matter:

               SHARES
  SHARES        VOTED                    BROKER
VOTED "FOR"   "AGAINST"   ABSTENTIONS   NON-VOTES
-----------   ---------   -----------   ---------
2,854,724     188,223        155,755    1,739,836

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

---------------------------------------------------------------------

               1996 Annual Report  28  The Americas Income Trust

---------------------------------------------------------------------

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is less than a 10% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 10% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with a NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions

---------------------------------------------------------------------

               1996 Annual Report  29  The Americas Income Trust

---------------------------------------------------------------------
               because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

---------------------------------------------------------------------

               1996 Annual Report  30  The Americas Income Trust

---------------------------------------------------------------------

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

               1996 Annual Report  31  The Americas Income Trust

        Directors and Officers
----------------------------------------

                  DIRECTORS
               David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS,
                   INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
               Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
               William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER
                   CAPITAL MANAGEMENT INCORPORATED
               Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
               Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL
                   CORP., HORMEL FOODS CORP.
               David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF
                   ADMINISTRATIVE OFFICER OF DEAN WITTER INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
               George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS

                  OFFICERS

William H. Ellis,
    CHAIRMAN OF THE BOARD
Paul A. Dow,
    PRESIDENT
Robert H. Nelson,
    VICE PRESIDENT AND TREASURER
Susan Sharp Miley,
    SECRETARY

                  INVESTMENT ADVISER
               Piper Capital Management Incorporated
               222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                  SUB ADVISER
               Salomon Brothers Asset Management Inc.
               SEVEN WORLD TRADE CENTER, NEW YORK, NY 10048

                  CUSTODIAN
               Morgan Stanley Trust Company
               1 PIERREPONT PLAZA, BROOKLYN, NY 11201

                  TRANSFER AND RECORD KEEPING AGENT
               Investors Fiduciary Trust Company
               127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                  INDEPENDENT AUDITORS
               KPMG Peat Marwick LLP
               4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

                  LEGAL COUNSEL
               Dorsey & Whitney LLP
               220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

               1996 Annual Report  32  The Americas Income Trust

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

EMERGING MARKET
According to the World Bank, countries with per-capita annual incomes less than $8,625 that have the potential for development.



INVESTMENT GRADE
Securities rated from AAA to BBB by rating agencies like Standard & Poor's or Moody's. They usually are considered to be good quality. However, securities rated Baa are considered by Moody's as medium-grade obligations lacking outstanding investment characteristics and in fact have speculative characteristics as well, while securities rated BBB are regarded by Standard & Poor's as having adequate capacity to pay principal and interest.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration calculations are based on various assumptions and have several limitations. Effective duration is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities. Effective duration applies only to movements in interest rates of the currency in which the security is denominated. It is not a measure of variability due to changes in foreign currency exchange rates.

NON-INVESTMENT GRADE
(Also known as high-yield securities or "junk bonds.") Securities rated BB or lower by rating agencies. They are subject to higher risk and greater market fluctuation than higher-rated securities. They are issued by companies without long track records of sales and earnings, or by those with questionable credit strength. Because they are more volatile and pay higher yields than investment grade bonds, many risk-oriented investors focus on them.

UNRATED
Many issuers of securities do not apply for a rating, or they determine that the cost of applying for and maintaining a rating is too great.

FOR MORE INFORMATION

BY PHONE [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services
representatives are ready to answer
your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

36 The Americas Income Trust

TO ORDER LITERATURE
press 5, ask a service
representative to mail you
additional literature, including a
Quarterly Update. You can also
request to be put on a mailing list to
receive this information
automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

To reduce costs to our shareholders,
we have implemented a process to
reduce duplicate mailings of the
fund's shareholder reports. This
householding process should allow
us to mail one report to each
address where one or more
registered shareholders with the
same last name reside. If you would
like to have additional reports
mailed to your address, please call
our Mutual Fund Services area at
1 800 866-7778, or mail a request to us.

On-Line  [GRAPHIC]

http://www.piperjaffray.com/
money_management/

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                                                               ----------------

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PIPER CAPITAL MANAGEMENT INCORPORATED
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MINNEAPOLIS, MN  55402-3804

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          #11610  12/1996 033-97

                                               STAPLES